Exhibit 23.1(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of our report dated July 26, 2002 relating to the financial statements of Keystone/Intrawest, L.L.C., which appears in Vail Resorts, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2003. We also consent to the references to us under the heading "Experts" in such Registration Statement.


                                      /S/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 23, 2004